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                                                                    Exhibit 10.6

                          EIGHTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENTS


      THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENTS is made and entered into as of the 24th day of February, 1998, by and between FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), LANDAIR SERVICES, INC., a Tennessee corporation ("Borrower"), LANDAIR TRANSPORT, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LTI"), LANDAIR INTERNATIONAL AIRLINES, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LIA"), TRANSPORTATION PROPERTIES, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("TPI"), and FORWARD AIR, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("FAI").

                                    RECITALS

           A. Bank, Borrower, LTI and LIA have entered into that certain Loan Agreement dated as of October 17, 1994, providing for a loan in the amount of Eleven Million One Hundred Fifty-Two Thousand Dollars ($11,152,000.00) (the "Loan"), to finance the acquisition of equipment for use in the Borrower's operations and in the operations of LTI and LIA (the "Loan Agreement").

           B. Bank has made the Loan to Borrower pursuant to various loan documents, among them a promissory note dated as of October 17, 1994, in the original principal amount of Eleven Million One Hundred Fifty-Two Thousand Dollars ($11,152,000.00) (the "Master Draw Note"), a security agreement securing the obligations of Borrower, LTI and LIA with respect to the Loan dated as of October 17, 1994, under which a security interest was and is granted in the aforesaid equipment (the "Security Agreement"), and the Loan Agreement. The Master Draw Note, the Security Agreement, the Loan Agreement and all other instruments executed in connection with the Loan are herein referred to as the "Loan Documents." The equipment and other personal property in which a security interest was and is granted under the Security Agreement are herein referred to as the "Property."

           C. LTI acquired and purchased additional equipment which was paid for by Loan proceeds as of October 20, 1994, as evidenced by a draw note and a first amendment to the Loan Agreement and to the Security Agreement, all dated as of October 20, 1994.

           D. LTI acquired and purchased other additional equipment which was paid for by Loan proceeds as of December 23, 1994, as evidenced by a draw note and a second amendment to the Loan Agreement and to the Security Agreement, all dated as of December 23, 1994.




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           E. LTI acquired and purchased other additional equipment which was paid for by Loan proceeds as of May 24, 1995, as evidenced by a draw note and a third amendment to the Loan Agreement and to the Security Agreement, all dated as of May 24, 1995.

           F. Bank, Borrower, LTI and LIA have previously and further amended certain other provisions of the Loan, the Master Draw Note, the Loan Agreement and the Security Agreement as evidenced by an amended, restated and replacement promissory note dated as of May 31, 1995, in the original principal amount of Fifteen Million Dollars ($15,000,000.00) which amended, restated and replaced the Master Draw Note (the "Replacement Note"), and as also evidenced by a fourth amendment to the Loan Agreement and to the Security Agreement and related loan modification documents, all dated as of May 31, 1995.

           G. LTI has acquired and purchased additional equipment which was paid for by loan proceeds evidenced by the Replacement Note as of December 22, 1995, as evidenced by a draw note and a fifth amendment to the Loan Agreement and to the Security Agreement, all dated as of December 22, 1995.

           H. Bank, Borrower, LTI, LIA, TPI and FAI have previously and further amended certain other provisions of the Loan, the Replacement Note, the Loan Agreement and the Security Agreement as evidenced by an amended, restated and replacement promissory note dated as of January 30, 1998, in the original principal amount of Fifteen Million Dollars ($15,000,000.00) which amended, restated and replaced the Replacement Note (the "Current Replacement Note"), and as also evidenced by a sixth amendment to the Loan Agreement and to the Security Agreement and related loan modification documents, all dated as of January 30, 1998.

           I. LTI has acquired and purchased additional equipment which was paid for by loan proceeds evidenced by the Current Replacement Note as of January 30, 1998, as evidenced by a draw note and a seventh amendment to the Loan Agreement and to the Security Agreement, all dated as of January 30, 1998.

           J. LTI has acquired and purchased additional equipment (the "Additional Property"), to be paid for by loan proceeds evidenced by the Current Replacement Note as of this date and the parties hereto desire to further amend and supplement the definition of "Collateral" as set forth in the Security Agreement, as amended previously, to include the Additional Property.

           K. In conjunction with the preceding Recital J, the Borrower and LTI, in connection with the Additional Property, have made and executed a draw note of even date herewith in the original principal amount of One Million Nine Hundred Nine Thousand Six Hundred Fifty-Seven Dollars ($1,909,657.00) (the "New Draw Note"), the proceeds of which shall be also evidenced by the Current Replacement Note, which as aforesaid amended, restated and replaced the Replacement Note, and shall be used to purchase the Additional Property.




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                              TERMS AND CONDITIONS

           NOW, THEREFORE, in consideration of the foregoing and of the agreements set out in this instrument, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

           1. Borrower and LTI have made and delivered the New Draw Note to Bank, and Bank has accepted the same in accordance with the provisions hereof and of the other Loan Documents. The New Draw Note is one of the "Additional Draw Notes" as referred to in the Loan Agreement and in the Security Agreement, as amended.

           2. The Loan Documents are hereby further amended to include the following:

                    (a) The "Collateral" as described and defined in Article One of the Loan Agreement and in Paragraph 1(b) of the Security Agreement is hereby further amended and supplemented by adding thereto the property described in Exhibit A hereto, which exhibit sets forth a description of the Additional Property.

                    (b) Any and all references in the Loan Agreement and in the Security Agreement to the "Draw Notes" is hereby deemed further amended and supplemented to include, as a part thereof, the New Draw Note.

           3. Except as specifically modified hereby, the Current Replacement Note and all other Loan Documents, as previously amended, supplemented, restated and replaced by those aforesaid documents dated as of October 20, 1994, as of December 23, 1994, as of May 24, 1995, as of May 31, 1995, as of December 22, 1995, and as of January 30, 1998, shall remain in full force and effect. This instrument is not intended to, and will not, effect a novation of the indebtedness evidenced by the Current Replacement Note, which as aforesaid amended, restated and replaced the Replacement Note, nor are the liens of the security interests granted under the Security Agreement, as previously amended as aforesaid, intended to be released, altered, or changed in any manner except as specifically stated herein.

           IN WITNESS WHEREOF, this Eighth Amendment to Loan and Security Agreements has been entered into by the parties hereto as of the day and year first above written.

"BANK"                                               "BORROWER"

FIRST TENNESSEE BANK NATIONAL                LANDAIR SERVICES, INC.
  ASSOCIATION

By: __________________________               By: ______________________
      Larry Estepp,                                Scott M. Niswonger,
      Regional President                           President


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                                             "LTI"

                                             LANDAIR TRANSPORT, INC.


                                             By: _______________________
                                                   Eddie R. Brown,
                                                   President

                                             "LIA"

                                             LANDAIR INTERNATIONAL
                                             AIRLINES, INC.


                                             By: _______________________
                                                   Bruce A. Campbell,
                                                   President

                                             "TPI"

                                             TRANSPORTATION PROPERTIES, INC.


                                             By: _______________________
                                                   Bruce A. Campbell,
                                                   President

                                             "FAI"

                                             FORWARD AIR, INC.


                                             By: _______________________
                                                   Bruce A. Campbell,
                                                   President


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                                    EXHIBIT A


           RELATING TO EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                  - Attached -





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